FOR IMMEDIATE RELEASE
Contact: Courtney Yopp Norris
(502) 636-4564
Courtney.Norris@kyderby.com

CHURCHILL DOWNS INCORPORATED REPORTS 2013 Q1 RESULTS

•	Record revenue of $148.1 million, up 7% vs. prior-year period; record EBITDA of $17.9 million, up 3%

•	Amended credit facility increases borrowing capacity

•	Up to $100 milllion stock repurchase program announced

LOUISVILLE, Ky. (April 24, 2013) - Churchill Downs Incorporated (CHDN: NASDAQ) (CDI or the Company) today reported results for the first-quarter ended March 31, 2013.

MANAGEMENT COMMENTARY
Robert L. Evans, Chairman and CEO: “While we set revenue and EBITDA records for the first quarter, our Gaming revenues were below our expectations, primarily due to the higher payroll taxes that became effective January 1, and delays in issuing federal and state income tax refunds. In addition, our Online Business revenues underperformed due to our decision to stop taking TwinSpires.com wagers in Illinois effective January 18, as the bill authorizing such wagering was allowed to expire by the state legislature.

“Looking forward, the pre-event metrics for Kentucky Oaks and Derby Week look strong. Our joint venture with Delaware North Companies Gaming & Entertainment to build a racing and gaming property north of Cincinnati is progressing ahead of schedule and below budget. And, we are working our way through the licensing process in Maine that we hope will enable us to close on our announced Oxford Casino acquisition in Oxford, Maine, later this year.

“Finally, the Board of Directors approved two important matters this week. First, a five-year amendment to our bank revolver that increases the loan commitment from $375 million to $500 million and provides for additional capacity, the 'accordion feature,' of up to an additional $225 million. This amendment, which is subject to state regulatory approval, provides additional financing capacity, reduces the costs of that funding and provides greater flexibility in our future capital structure.

“The Board also approved a stock repurchase plan that authorizes the repurchase of up to $100 million in Churchill Downs Incorporated common stock through the end of 2015. This provides a tax-effective way to return capital to shareholders and to offset some of the dilutive effect of equity used in the Company's compensation plans.”

2013 FIRST-QUARTER BUSINESS RESULTS
The Company's net revenues from continuing operations for the first-quarter of 2013 increased 7 percent to $148.1 from $138.2 million during the same period of the prior year due primarily to revenue growth of 21 percent of CDI's Gaming segment.

CDI's Gaming net revenues increased from $59.3 million to $72.1 million during the same period in 2012, reflecting the contribution of Riverwalk Casino Hotel (Riverwalk) which was acquired in October of last year. Racing Operations net revenues declined 8 percent to $27.8 million from $30.2 million in 2012,

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primarily due to Arlington International Racecourse (Arlington) receiving 18 fewer host days than during the same period of 2012. Online Business net revenues decreased 3 percent to $42.9 million from $44.0 million, reflecting a 2.6 percent decline in pari-mutuel handle compared to the first-quarter of 2013. According to amounts reported by Equibase, total U.S. thoroughbred industry handle declined 2.8 percent during the first-quarter of 2013.

Net earnings from continuing operations for the period were $1.1 million, or $0.06 per diluted common share, compared to $1.4 million, or $0.08 per diluted common share, during the first-quarter of 2012.

EBITDA (earnings before interest, taxes, depreciation, and amortization) for this year's first-quarter grew to $17.9 million, compared to EBITDA of $17.3 million during the first-quarter of 2012.

Our Gaming segment EBITDA increased to $20.8 million from $20.4 million during the first-quarter 2012, driven by the addition of Riverwalk EBITDA of $4.5 million. Partially offsetting Riverwalk's EBITDA were favorable items recorded in 2012, which did not recur in 2013, including insurance recoveries of $1.5 million related to wind damage at Harlow's Casino Resort and Spa (Harlow's) and a reimbursement of Florida gaming referendum expenses of $0.8 million. In addition, the Company believes that higher payroll taxes and delayed income tax refunds negatively impacted results.

EBITDA from our Online Business remained relatively flat compared to the same period of the previous year, reflecting a 2.6 percent decrease in pari-mutuel handle. The expiration of legislation that allows Illinois residents to wager online and our continuing investment in Luckity.com, our online gaming offering, offset the improvements from continued organic customer growth at TwinSpires.com.

Racing Operations EBITDA increased $0.1 million, which reflects insurance proceeds of $0.4 million from a partial settlement claim related to hail damage sustained at Churchill Downs Racetrack during April 2012. Partially offsetting this recovery were declines in EBITDA associated with eighteen fewer host days at Arlington.

STOCK REPURCHASE PROGRAM
On April 23, 2013, the Company's Board of Directors authorized the repurchase of up to $100 million of the Company's stock in a stock repurchase program. The Company may repurchase shares in open market purchases or through privately negotiated transactions in compliance with Securities and Exchange Commission Rule 10b-18, subject to market conditions, applicable legal requirements and other relevant factors. The Company expects to fund repurchases using available cash and borrowings under the Company's current revolving credit facility or the Amended Credit Facility. The Company is not obligated to purchase any shares under the stock repurchase program, and purchases may be discontinued, or the stock repurchase program may be modified or suspended at any time prior to the termination of the repurchase program on December 31, 2015.

CONFERENCE CALL
A conference call regarding this news release is scheduled for Thursday, April 25, 2013, at 9 a.m. ET.

Investors and other interested parties may listen to the teleconference by accessing the online, real-time webcast and broadcast of the call at http://ir.churchilldownsincorporated.com/events.cfm or by dialing (877) 372-0878 and entering the conference ID number 43482124 at least 10 minutes before the appointed time. International callers should dial (253) 237-1169. An online replay of the call will be available at http://ir.churchilldownsincorporated.com/events.cfm by noon ET on Thursday, April 25.

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In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has provided a non-GAAP measurement, which presents a financial measure of earnings before interest, taxes, depreciation and amortization (“EBITDA”). Churchill Downs Incorporated uses EBITDA as a key performance measure of results of operations for purposes of evaluating performance internally. The Company believes the use of this measure enables management and investors to evaluate and compare, from period to period, the Company's operating performance in a meaningful and consistent manner. This non-GAAP measurement is not intended to replace the presentation of the Company's financial results in accordance with GAAP.

ABOUT CHURCHILL DOWNS INCORPORATED
Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns and operates the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as racetrack and casino operations and a poker room in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; a casino resort in Greenville, Miss.; as well as a casino hotel in Vicksburg, Miss.; CDI also owns the country's premier online wagering company, TwinSpires.com; the totalisator company, United Tote; Luckity.com, offering fun games online for a chance to win cash prizes; Bluff Media, an Atlanta-based multimedia poker company; and a collection of racing-related telecommunications and data companies. In addition, CDI's 50 percent owned joint venture, Miami Valley Gaming and Racing LLC, is currently constructing a video lottery terminal and harness racing facility in southwest Ohio. Additional information about CDI can be found online at www.churchilldownsincorporated.com.

Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act.

The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers' discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the impact of increasing insurance costs; the impact of interest rate fluctuations; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Kentucky, Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states' racetracks and casinos near our operations; our continued ability to effectively compete for the country's horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen's groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate acquisitions and planned expansion projects including the effect of required payments in the event we are unable to complete acquisitions; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately or keep its technology current; our

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accountability for environmental contamination; the inability of our Online Business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limitation, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

You should read this discussion in conjunction with the Condensed Consolidated Financial Statements included in this Quarterly Report on Form 10-Q and the Company's Annual Report on Form 10-K for the year ended December 31, 2012 for further information, including Part I - Item 1A, "Risk Factors" for a discussion regarding some of the reasons that actual results may be materially different from those we anticipate, as modified by Part II - Item 1A, “Risk Factors” of this Quarterly Report on Form 10-Q.

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CHURCHILL DOWNS INCORPORATED
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
for the three months ended March 31,
(in thousands, except per common share data)

	2013	2012	% Change
Net revenues:
Racing	$27,813	$30,182	(8)
Gaming	72,089	59,336	21
Online	42,916	44,035	(3)
Other	5,255	4,643	13
	148,073	138,196	7
Operating expenses:
Racing	41,120	42,988	(4)
Gaming	50,988	40,940	25
Online	30,362	30,151	1
Other	5,427	5,709	(5)
Selling, general and administrative expenses	17,558	16,199	8
Insurance recoveries, net of losses	(375)	(1,511)	(75)
Operating income	2,993	3,720	(20)
Other income (expense):
Interest income	10	18	(44)
Interest expense	(1,476)	(1,223)	(21)
Equity in losses of unconsolidated investments	(164)	(220)	25
Miscellaneous, net	7	33	(79)
	(1,623)	(1,392)	(17)
Earnings from continuing operations before provision for income taxes	1,370	2,328	(41)
Income tax provision	(311)	(974)	68
Earnings from continuing operations	1,059	1,354	(22)
Discontinued operations, net of income taxes:
Loss from operations	(1)	(1)	—
Net earnings and comprehensive income	$1,058	$1,353	(22)

Net earnings per common share data:
Basic	$0.06	$0.08	(25)
Diluted	0.06	0.08	(25)

Weighted average shares outstanding:
Basic	17,209	16,903
Diluted	17,828	17,433

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CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the three months ended March 31,
(in thousands, except per common share data)

	2013	2012	% Change

Net revenues from external customers:
Churchill Downs	$2,300	$2,550	(10)
Arlington Park	7,241	9,417	(23)
Calder	2,280	1,868	22
Fair Grounds	15,992	16,347	(2)
Total Racing Operations	27,813	30,182	(8)
Calder Casino	20,486	21,879	(6)
Fair Grounds Slots	12,364	12,031	3
VSI	9,761	9,563	2
Harlow's Casino	15,354	15,863	(3)
Riverwalk Casino	14,124	—	100
Total Gaming	72,089	59,336	21
Online Business	42,916	44,035	(3)
Other Investments	5,099	4,502	13
Corporate	156	141	11
Net revenues from external customers	$148,073	$138,196	7

Intercompany net revenues:
Churchill Downs	$189	$186	2
Arlington Park	137	556	(75)
Calder	13	10	30
Fair Grounds	833	747	12
Total Racing Operations	1,172	1,499	(22)
Online Business	213	206	3
Other Investments	902	750	20
Eliminations	(2,287)	(2,455)	7
Net revenues	$—	$—	—

Reconciliation of Segment EBITDA to net earnings:
Racing Operations	$(11,411)	$(11,539)	1
Gaming	20,780	20,389	2
Online Business	10,444	10,421	—
Other Investments	(158)	(330)	52
Corporate	(1,784)	(1,601)	(11)
Total EBITDA	17,871	17,340	3
Depreciation and amortization	(15,035)	(13,807)	(9)
Interest expense, net	(1,466)	(1,205)	(22)
Income tax provision	(311)	(974)	68
Earnings from continuing operations	1,059	1,354	(22)
Discontinued operations, net of income taxes	(1)	(1)	—
Net earnings and comprehensive income	$1,058	$1,353	(22)

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CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the three months ended March 31,
(in thousands)

	Three Months Ended March 31,		Change
Intercompany management fee (expense) income:	2013	2012	$	%
Racing Operations	$(1,313)	$(1,406)	$93	(7)
Gaming	(3,265)	(2,633)	(632)	24
Online Business	(1,923)	(1,963)	40	(2)
Other Investments	(254)	(227)	(27)	12
Corporate Income	6,755	6,229	526	8
Total management fees	$—	$—	$—

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CHURCHILL DOWNS INCORPORATED CONSOLIDATED STATEMENTS OF CASH FLOWS Three months ended March 31, (in thousands)

	2013	2012
Cash flows from operating activities:
Net earnings and comprehensive income	$1,058	$1,353
Adjustments to reconcile net earnings and comprehensive income to net cash provided by operating activities:
Depreciation and amortization	15,035	13,807
Gain on asset disposition	(1)	(21)
Equity in losses of unconsolidated investments	164	220
Share-based compensation	3,363	1,924
Other	244	228
Increase (decrease) in cash resulting from changes in operating assets and liabilities, net of business acquisitions and dispositions:
Restricted cash	6,758	4,327
Accounts receivable	4,413	8,529
Other current assets	(8,970)	(7,280)
Accounts payable	(203)	(2,399)
Purses payable	(3,318)	209
Accrued expenses	(8,980)	(5,462)
Deferred revenue	37,378	38,782
Income taxes receivable and payable	(460)	110
Other assets and liabilities	234	782
Net cash provided by operating activities	46,715	55,109
Cash flows from investing activities:
Additions to property and equipment	(13,694)	(9,120)
Acquisition of businesses, net of cash	—	(6,630)
Investment in joint venture	(3,500)	(4,275)
Purchases of minority investments	(365)	(1,482)
Assumption of note receivable	—	(1,100)
Proceeds on sale of property and equipment	—	65
Proceeds from insurance recoveries	—	1,369
Change in deposit wagering asset	(2,244)	(1,675)
Net cash used in investing activities	(19,803)	(22,848)
Cash flows from financing activities:
Borrowings on bank line of credit	103,387	79,135
Repayments of bank line of credit	(125,796)	(98,936)
Change in bank overdraft	(3,633)	(3,241)
Payments of dividends	—	(10,110)
Repurchase of common stock	(1,007)	(268)
Common stock issued	53	391
Windfall tax benefit from share-based compensation	—	443
Loan origination fees	(49)	—
Change in deposit wagering liability	2,244	1,882
Net cash provided by (used in) financing activities	(24,801)	(30,704)
Net increase in cash and cash equivalents	2,111	1,557
Cash and cash equivalents, beginning of year	37,177	27,325
Cash and cash equivalents, end of year	$39,288	$28,882

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CHURCHILL DOWNS INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$39,288	$37,177
Restricted cash	33,727	38,241
Accounts receivable, net	26,630	47,152
Deferred income taxes	8,227	8,227
Income taxes receivable	3,375	2,915
Other current assets	22,127	13,352
Total current assets	133,374	147,064
Property and equipment, net	539,238	542,882
Goodwill	250,414	250,414
Other intangible assets, net	140,131	143,141
Other assets	33,983	30,836
Total assets	$1,097,140	$1,114,337
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$63,516	$62,278
Bank overdraft	2,394	6,027
Purses payable	15,766	19,084
Accrued expenses	44,925	65,537
Current maturities of long-term debt	187,318	209,728
Deferred revenue	64,333	43,916
Total current liabilities	378,252	406,570
Other liabilities	21,513	21,030
Deferred revenue	18,587	17,794
Deferred income taxes	24,648	24,648
Total liabilities	443,000	470,042
Commitments and contingencies
Shareholders’ equity:
Preferred stock, no par value; 250 shares authorized; no shares issued	—	—
Common stock, no par value; 50,000 shares authorized; 17,964 shares issued at March 31, 2013 and 17,448 shares issued at December 31, 2012	283,496	274,709
Retained earnings	370,644	369,586
Total shareholders’ equity	654,140	644,295
Total liabilities and shareholders’ equity	$1,097,140	$1,114,337